METALS SEGMENT – BRISTOL METALS

LARGEST DOMESTIC PRODUCER OF STAINLESS STEEL PIPE

PROVIDER OF TOTAL PIPING SOLUTIONS FOR GLOBAL INFRASTRUCTURE

SPECIALTY CHEMICALS SEGMENT

TRANSITIONED FROM TEXTILE DYES INTO A HIGH QUALITY PROVIDER OF SPECIALTY CHEMICALS TO DOMESTIC AND OVERSEAS CUSTOMERS

BRISTOL METALS

UNIQUE CHARACTERISTICS OF BRISTOL METALS:

Largest domestic manufacturer of welded stainless steel pipe

Producer of all size ranges from ½ inch to 120 inches in diameter, up to 16 inches utilizing continuous mills, in wall thicknesses of up to 1 ½ inch and in lengths up to 60 feet

Producer of all types of austenitic stainless steel and high-nickel alloys with capabilities that include real time x-ray and hydro-testing

Plant expansions completed in 2006 and 2007, allow the manufacture of pipe up to 42 inches in diameter utilizing more readily available raw materials at lower costs, provide improved product handling and additional space for planned equipment additions.

Piping systems operation that processes a significant amount of our pipe production into piping systems that conform to engineered drawings furnished by customers

Low-cost producer including purchase of stainless steel

Strategically located domestically within primary markets utilizing stainless steel pipe

Management team that has demonstrated the ability to identify and penetrate new markets, such as power generation and waste water treatment,  for its products transitioning from a commodity business into a specialty pipe operation

Sales of Commodity verses Non-Commodity
Commodity
Non-Commodity
$'s in 000's
12%
16%
17%
22%
33%
32%
37%
36%
61%
88%
84%
83%
78%
67%
68%
63%
64%
39%
$30,165
$34,862
$36,837
$47,613
$58,694
$73,044
$73,836
$47,695
$47,909
2001
2002
2003
2004
2005
2006
2007
6 Mos 2007
6 Mos 2008

Metals Segment Sales (in 000's)
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$-
2001
2002
2003
2004
2005
2006
2007
6 Mos 2007
6 Mos 2008

Metals Operating Income (in 000's)
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$(2,500)
2001
2002
2003
2004
2005
2006
2007
6 Mos 2007
6 Mos 2008

COMMODITY PIPE OPERATION

CUSTOMER BASE
Bristol Metals sells its commodity pipe primarily through distribution including all of the major PVF distributor houses:
McJunkin Redman, Southwest Stainless (HD Supply), Ferguson Enterprises, Warren Alloys, Robert James Sales, Wilson Supply, Global Stainless

COMMODITY PRICING
Commodity prices are significantly influenced by surcharges paid to the steel mills based primarily on nickel (304 & 316) and molybdenum (316), and to a lesser extent on chromium. These surcharges, which make up as much as ½ of the selling prices are routinely passed on to the customer (See attached graph on surcharges)

Surcharges are quoted 2 months out and are calculated based on the average of the current month’s surcharges paid by the steel mills to their suppliers. They are included as part of the raw material cost based on the date the material is received, and charged to the customer based on the date the pipe is shipped. Under FIFO inventory costing, increases in surcharges generally have a positive impact on profitability while decreases have a negative impact

COMPETITION
There are 3 primary domestic competitors – Outokumpu (Wildwood, FL), Marcegaglia (Munhall, PA) and Felker Bros (Marshfield, WI) capable of producing most size ranges, and several smaller domestic producers with limited capabilities.
Foreign imports, primarily Chinese, are significant especially in smaller diameters up to 8 inches (See attached graph)

A successful trade case filed in the 1st quarter of 2008 against Chinese imports appeared to curtail the import growth in 2008. On August 28, 2008, the Dept. of Commerce announced the preliminary determination of countervailing and anti-dumping duties ranging from 22% to 128% on imported stainless steel welded pipe smaller than 16 inch from China which should continue to positively impact the domestic pipe market over the next several years

SUPPLIERS
Stainless steel coils and sheet are purchased primarily from domestic mills such as Allegheny Ludlum (Allegheny Technologies, sym: ATI), North American Stainless (Acerinox Group, sym: ACX.MC), and AK Steel (sym: AK), and foreign suppliers in Europe and Asia such as Arcelor Mittal (sym: MT)

Chinese Imports
(Pounds in Millions)
Total US Market Demand
Chinese Market Share
Six Months
Annualized
226.0
0.0
247.2
0.7
201.1
1.9
219.2
7.7
218.0
9.5
219.9
23.7
216.8
34.0
251.2
53.5
250.8
67.4
221.7
30.2
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
0.0%
0.3%
0.9%
3.5%
4.3%
10.8%
15.7%
21.3%
26.9%
13.6%

NON-COMMODITY PIPE OPERATIONS

BUSINESS DESCRIPTION
Includes sales of large diameter (18 inch and larger) 304L and 316L pipe, sales of other alloy pipe, and fabrication of piping systems

Piping Systems has transitioned from primarily the pulp and paper and chemical industries to a focus on infrastructure projects in industries such as liquid natural gas (LNG), power generation, waste water treatment and water treatment (See attached backlog graph)

Non-commodity pipe is sold to order allowing us to lock in material costs minimizing the surcharge impact

We are only 1 of 2 domestic producers that makes pipe and further processes it into piping systems

CUSTOMER BASE
Piping Systems has a strong on-going relationship with all of the major engineering, procurement and construction companies, including:  BE&K, Bechtel, Chicago Bridge & Iron, Fluor, and AMEC

Our strong customer relationships allow us to participate in current project activities of our customers most of which currently have historically high backlogs

Project business gives us 2 opportunities to book business for each project – 1) to fabricate the piping systems from our pipe, and 2), if unable to obtain the award for the fabrication, to supply the loose pipe requirements of the project

COMPETITION
Domestic fabrication competitors include Shaw Group (Baton Rouge, LA), Turner IPS (Baton Rouge, LA), and Team Industries, Inc. (Appleton, WI)

Foreign competitors include Butting (Germany), Rivit Inoxtech (Italy), and EEW (Germany)

FUTURE OPPORTUNITIES FOR NON-COMMODITY PIPE IN THE “INFRASTRUCTURE” MARKET AREAS

LIQUID NATURAL GAS -
7 new US LNG Regas terminals proposed to FERC
12 new US LNG Regas terminals approved by FERC but not yet under construction
3 new Canadian Regas terminals approved but not yet under construction
1 new Mexican Regas terminal approved but not yet under construction
4-5 new Liquefaction projects will proceed in the next 1-3 years in the Middle East, Asia and Australia
2 Projects proceeding in South America

COAL FIRE PROJECTS – 4 new coal fire projects by 2011

SCRUBBER INSTALLATIONS – more than 260 scrubber units to be installed in the United States

WATER & WASTE WATER TREATMENT - We are currently tracking 13 WWTP projects with an estimated bid range of $5-$10MM each

DESALINATION - We have participated in the domestic desalination business in the past 3 years and continue to track potential projects in North America.  In addition, we see a real potential from the large scale facilities planned for the Middle East

ETHANOL - While ethanol is slowing, there are still 538 projects in the planned or approved status.

NUCLEAR – Although 7 to 10 years away, we have the necessary qualifications, such as an N-Stamp, and A&E and contractor contacts to participate in this market successfully

Piping Systems backlog showing our growth in "infrastruture" projects
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
X 1000
2003
2004
2005
2006
2007
2008
Beginning of Year
Chemical
Energy
Pulp/Paper
Water
Misc
Total

THE SYNALLOY CHEMICALS GROUP

BUSINESS DESCRIPTION AND STRATEGIES

The Synalloy Chemicals Group consists of 3 operations in 2 locations: Manufacturers’ Chemicals (MC) located in Cleveland, TN, and Blackman Uhler Chemicals (BU) and Organic Pigments (OP) located in Spartanburg, SC.

The Group produces specialty chemicals, pigments and dyes for the carpet, chemical, paper, metals, mining, photographic, pharmaceutical, agriculture, fiber, paint, textile, automotive, petroleum, cosmetics, mattress, furniture, janitorial, and other industries

Focus on industries and markets that have good prospects for sustainability in the U.S. in light of global trends

Rely on sales to end users through our own sales force, but also sell chemical intermediates to other chemical companies and distributors

Utilize close working relationships with a significant number of major chemical companies that outsource their production for regional manufacture and distribution to specialty chemical companies of our size to provide contract production and toll manufacturing

Capitalize on process & equipment to fully utilize capacity

Broaden end use markets & sell across company lines by:
Focusing on fast customer response opportunities
Focusing on right first time, product consistency and on-time delivery, monitoring through continuous tracking
Use renewable feed-stocks wherever possible
Utilize milling technology to produce chemical dispersions of fine particle size
Expand exports through growth of business with strategic partners aimed at paper and agriculture industries

Sales of Specialty Chemicals verses Textile Dyes
Textile Dyes
Specialty Chemicals
$'s in 000's
$8,808
$39,035
$12,307
$29,510
$24,048
$31,501
$20,941
$30,948
$22,418
$28,411
$21,221
$25,960
$20,626
$23,135
$22,915
$19,182
$31,932
$18,203
$37,274
$21,979
$45,355
$1,586
$49,225
$52,066
$58,658
Total Sales
$47,843 1995
$41,817 1996
$55,549 1997
$51,889 1998
$50,829 1999
$47,181 2000
$43,761 2001
$42,097 2002
$50,134 2003
$59,253 2004
$46,941 2005
$49,225 2006
$52,066 2007
$58,658 2008 annualized

Sales of Specialty Chemicals related to Capital Employed
$'s in 000's
Sales
Capital
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
2003
2004
2005
2006
2007
2008 annualized

SALES TARGETS

To End Users through Sales Force
Reaction Intermediates to other Chemical Companies
Contract or Toll Manufacturing for Large Producers & Marketing Based Companies

MARKETS

Paper & Pulp
Water Treatment                          The markets in this group are also served by Bristol Metals
Oil Refining
Chemical Intermediates
Mining

Agriculture
Construction Materials
Latex & Rubber Products
Textile & Carpet
Plastics
Automotive
Coatings
Cosmetics
Surgical Devices
Leather
Metal Working
Wire Coating
Mattress & Upholstery
Graphic Arts & Ink
Paint

PROCESSES AND CAPACITIES
Manufacturers Chemicals	Blackman Uhler	Organic Pigments
Esterification	Hydrogenation	Aqueous Pigment Dispersion
Amidation	Epoxidation	Aqueous Chemical Dispersion
Condensation	Methylation	Dispersions in Oils
Imidazolines	Carboxylation
Phosphation	Nitration
Sulfation	Polymerization
Quaternization
Hydrophobization	Milling
Dye Blending	Spray Drying
Homogenization	Kosher Certification
Blending	ISO Certification
ISO Certification	(in addition to all items done at MC)

EQUIPMENT AND CAPABILITIES
Manufacturers Chemicals	Blackman Uhler Specialties	Organic Pigments
Hot oil reactors, 30 mm lbs/yr full vacuum	Hot oil reactors, 60mm lbs/yr	14 horizontal media mills
Vacuum stripping	Vacuum stripping	Colloid mills
Homogenizers, 3000 psi	High pressure vessels to 500 psi	Vertical media mills
Mix vessels, 80mm lbs/yr	Spray dryers 300-100 lbs/hr	Laboratory for shade matching,
Ribbon Blenders, 7mm lbs/yr	Stainless steel vacuum dryers	development & QA
Storage capacity, 300m gallons	Distillation	Established 1968
Truck fleet, tankers & box	Nauta Blenders
Laboratories for product development,	Centrifuge units
shade matching, analytical & QA	Homogenizer, 7500 psi
1919 Hammermill
Filter presses & sparklers
Laboratory for product development,
analytical & QA
Established 1945

Specialty Chemicals Segment Sales (in 000's)
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2001
2002
2003
2004
2005
2006
2007
6 Mos 2007
6 Mos 2008

Specialty Chemicals Operating Income (in 000's)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
2001
2002
2003
2004
2005
2006
2007
6 Mos 2007
6 Mos 2008

SYNALLOY CORPORATION CONSOLIDATED

SYNALLOY OWNERSHIP
As of June 30, 2008

Latest top 5 Institutional holdings from Nasdaq:
Tontine Partners	528,931	8.5% of shares outstanding
Royce & Associates LLC	327,700	5.2% of shares outstanding
Fidelity Management & Research	268,500	4.3% of shares outstanding
Dimensional Fund Advisors, Inc.	215,660	3.5% of shares outstanding
T. Rowe Price Associates, Inc.	193,800	3.1% of shares outstanding
Total Institutional holdings	2,381,738	38.1% of shares outstanding

Total insider holdings	655,965	10.5% of shares outstanding

Total shares outstanding	6,247,534

History from 1945 to 2008
1945	Founding of Blackman Uhler Chemical Company as a sales company
1955	First manufacturing facility set up in old Officers Club at the defunct Camp Croft Army Base. Began manufacturing azoics and tints
10/5/64	Acquired Bristol Metals Products Corp. and Johnson City Metals Fabricating Corp. forming Bristol Metals, Inc.
6/8/66	Company listed on the American Stock Exchange under the SYO stock symbol
8/23/67	First Public Offering
1968	Reached $25,000,000 in sales
1974	Reached $50,000,000 in sales
1990	Reached $100,000,000 in sales
12/3/1991	Voluntarily withdrew from ASE; began trading on the Nasdaq National Market System under symbol SYNC
10/26/96	Acquired Manufacturers Chemicals
7/31/1998	Acquired Organic-Pigments Corp.
7/2001	Completed asset purchase of Global Chemical Resources, Dalton, GA (The Dalton Group)
10/6/03	Changed trading symbol to SYNL
3/31/2004	Began exit of dye business (discontinued operations) by selling liquid dye business then on 1/31/05 sold remaining dye assets

Synalloy Consolidated (in 000's)

$180,000
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-

	2003	2004	2005	2006	2007	6 Mos 2007	6 Mos 2008
Sales	$80,408	$99,839	$131,408	$152,047	$178,285	$88,339	$103,896
Gross Profit	$8,389	$13,976	$16,781	$22,724	$28,163	$17,133	$14,731
Operating Income	$(278)	$4,544	$6,412	$12,757	$16,457	$10,647	$8,311
Net Income	$(580)	$2,274	$5,147	$7,608	$10,125	$6,721	$5,254

Consolidated Shareholders' Equity and Long-Term Debt (in 000's)
Shareholders' Equity
Long Term Debt
Total Assets
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2003
2004
2005
2006
2007
June 2008

Consolidated Cash Flows & Capital Expenditures (in 000's)
Operating Cash Flows
PP&E Additions
$14,500
$12,000
$9,500
$7,000
$4,500
$2,000
$(500)
$(3,000)
$(5,500)
$(8,000)
2003
2004
2005
2006
2007
6 Mos Annualized

For more information about Synalloy Corporation, please visit our web site at www.synalloy.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This press release includes and incorporates by reference "forward-looking statements" within the meaning of the securities laws. All statements that are not historical facts are "forward-looking statements." The words "estimate," "project," "intend," "expect," "believe," "anticipate," "plan" and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions, the impact of competitive products and pricing, product demand and acceptance risks, raw material and other increased costs, customer delays or difficulties in the production of products, unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk, inability to comply with covenants and ratios required by our debt financing arrangements and other risks detailed from time-to-time in Synalloy's Securities and Exchange Commission filings. Synalloy Corporation assumes no obligation to update the information included in this press release.

Contact:  Greg Bowie at (864) 596-1535